UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2023 (July 20, 2023)

KnightSwan Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41238	87-2165133
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Wall Street, Suite 460 New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(301) 613-8632

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	KNSW.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	KNSW	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	KNSW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of the stockholders of KnightSwan Acquisition Corporation (the “Company”) held on July 20, 2023 (the “Special Meeting”), stockholders of the Company approved an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate a business combination from July 25, 2023 to July 25, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Charter Amendment”).

The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on July 20, 2023. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1 which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, a total of 21,687,826 (75.44%) shares of the Company’s issued and outstanding common stock (the “Common Stock”) held of record at the close of business on June 30, 2023, the record date for the Special Meeting, were represented by proxy, which constituted a quorum.

The stockholders of the Company (the “Stockholders”) voted on the proposal to adopt the Charter Amendment, which is described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on July 6, 2023 (the “Proxy Statement”).

The final voting results for the Charter Amendment were as follows:

For	Against	Abstain
20,874,260	813,566	0

As there were sufficient votes to approve the Charter Amendment, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Stockholders.

The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on July 20, 2023.

Item 8.01.	Other Events.

The information disclosed under Item 5.03 and Item 5.07 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibits
3.1	Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHTSWAN ACQUISITION CORPORATION

Date: July 20, 2023	By:	/s/ Matthew McElroy
		Name:	Matthew McElroy
		Title:	Chief Financial Officer